UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 1999

                         NEW WORK COFFEE & BAGELS, INC.
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-27148                13-3690261
      --------------              ---------------        ----------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
   of incorporation)                                         Number)


                   379 WEST BROADWAY, NEW YORK, NEW YORK 11746
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (212) 343-0552

     ITEM 7. Financial Statements and Exhibits.

     a) Pro Forma Financial Information. In conjunction with the filing of Form 8-K on December 7, 1998, the pro forma financial information required by Article 11 of Regulation S-X is provided herewith as Exhibit 99.15.

     b) Exhibits. The following exhibits are hereby filed with this Form 8-K:

Exhibit
Number                     Description
-----------                --------------

99.15                      Pro Forma Financial Information


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW WORLD COFFEE
                                           & BAGELS, INC.


                                 By:   /s/JEROLD E. NOVACK
                                       ----------------------------
                                       JEROLD E. NOVACK
                                       Vice President - Finance





Date:    February 8, 1999